DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund
Class A
Class C
Class I

Supplement to the Prospectus
dated February 1, 2012, as supplemented

Supplement dated February 3, 2012

The Board of Trustees of Dividend Growth Trust has approved an agreement and plan of reorganization pursuant to which Rising Dividend Growth Fund (the “Fund”) would be reorganized into a newly-organized series (the “Acquiring Fund”).  The Board determined that the reorganization is in the best interests of the shareholders of the Fund.

The Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies.  Goldman Sachs Asset Management, L.P. will serve as the investment advisor of the Acquiring Fund, and Dividend Growth Advisors, LLC, the Fund’s current investment advisor, will serve as the sub-advisor of the Acquiring Fund.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by shareholders of the Fund at a meeting anticipated to be held in the first quarter of 2012. If approved by the shareholders of the Fund, the reorganization is expected to close as soon as possible thereafter.

Proxy materials with respect to the proposed reorganization were sent to shareholders of the Fund in January 2012. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. The Fund’s Statement of Additional Information, dated February 1, 2012, as supplemented, has been filed with the Securities and Exchange Commission. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 826-2520.